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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                             ----------------------


                                   FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  January 12, 2000


                            TANISYS TECHNOLOGY, INC.
              (Exact name of registrant as specified in its charter)


                                   WYOMING
                (State or other jurisdiction  of incorporation)


       0-29038                                             74-2675493
(Commission File Number)                       (IRS Employer Identification No.)


                             ----------------------


                     12201 TECHNOLOGY BOULEVARD, SUITE 125
                          AUSTIN, TEXAS 78727-6101
           (Address of principal executive office, including zip code)


                                (512) 335-4440
              (Registrant's telephone number, including area code)

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On January 12, 2000, Tanisys Technology, Inc. (the "Registrant") appointed Brown, Graham & Co., P.C. ("Graham") to replace Arthur Andersen LLP ("Andersen") as independent auditors of the Registrant for the fiscal year ended September 30, 1999. Andersen has served as independent public accountants of the Registrant with respect to the Registrant's financial statements for the fiscal years ended September 30, 1994 through 1998. With respect to the change in certifying accountants:

         (a) Andersen did not resign but was replaced by the Registrant with Graham.

         (b) Andersen's reports on the financial statements for the last three years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified as to uncertainty, audit scope or accounting principles.

         (c) The decision to change accountants was recommended by the Board of Directors of the Registrant, and was approved by the Board of Directors.

         (d) The Registrant had no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         Andersen has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-K. A copy of such letter, dated as of January 18, 2000, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not Applicable.

         (b)  Not Applicable.

         (c)  Exhibits.

              The following exhibit is filed as part of this report:

              Exhibit No.     Description
              -----------     -----------

                 16.1 Letter dated January 18, 2000 regarding change in certifying accountant (filed herewith)


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TANISYS TECHNOLOGY, INC.


January 19, 2000                       By: /s/ Charles T. Comiso
                                           -------------------------------------
                                           Charles T. Comiso
                                           President and Chief Executive Officer







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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

   16.1 Letter dated January 18, 2000 regarding change in certifying accountant










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